                                                 Filed Pursuant to Rule 497(J)
                                                 Registration File No.: 33-48765

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                             SPECIAL GROWTH FUND

                                   A mutual fund that seeks capital appreciation

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[MORGAN STANLEY LOGO]

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The Securities and Exchange Commission has not approved or
disapproved these securities or passed upon the adequacy of
this Prospectus. Any representation to the contrary is a              Prospectus
criminal offense.                                                  June 30, 2005

CONTENTS
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THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS...........................................Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND
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INVESTMENT OBJECTIVE

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Morgan Stanley Special Growth Fund seeks capital appreciation.

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PRINCIPAL INVESTMENT STRATEGIES

[sidebar]
CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.
[end sidebar]

[GRAPHIC OMITTED]

The Fund will normally invest at least 65% of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000 (Registered Trademark) Growth Index
(approximately $20 million to $4.945 billion as of May 31, 2005). The Fund's
"Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Fund's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results.
Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

There are no minimum rating or quality requirements with respect to the convertible securities in which the Fund may invest and the Fund may invest up to 35% of its net assets in these investments.

The Fund's small cap equity investments may include foreign securities (held either directly or in the form of depositary receipts). However, the Fund may only invest up to 25% of its net assets in foreign securities that are not listed in the United States on a national securities exchange.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

                                                                               1

The remaining 35% of the Fund's assets may be invested in equity securities of medium-sized or large companies. The Fund may also invest in options and futures and forward foreign currency exchange contracts.

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PRINCIPAL RISKS

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There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its investments in common stock of small companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of small companies may involve greater risk than is customarily associated with investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, financial resources and less experienced management. As a consequence, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

CONVERTIBLE SECURITIES. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the
Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in options and futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other governmental agency.

                                                                               3

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PAST PERFORMANCE

[sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
[end sidebar]

[GRAPHIC OMITTED]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                                 [CHART OMITTED]

                        1995                     60.21%
                        1996                     13.71%
                        1997                     10.64%
                        1998                     19.39%
                        1999                    132.45%
                        2000                    -37.88%
                        2001                    -33.99%
                        2002                    -51.08%
                        2003                     43.42%
                        2004                     18.51%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2005 was -2.24%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 82.25% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was -45.31% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

[sidebar]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[end sidebar]



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                                                       PAST 1 YEAR      PAST 5 YEARS   PAST 10 YEARS   LIFE OF FUND*
---------------------------------------------------------------------------------------------------------------------

Class A(1):   Return Before Taxes                         13.12%           -19.62%          --            0.29%
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              Russell 2000(R) Growth Index(2)             14.31%            -3.57%          --            3.06%
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              Lipper Small-Cap Growth Funds Index(3)      10.79%            -1.51%          --            6.02%
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Class B(1):   Return Before Taxes                         13.51%           -19.68%        6.67%             --
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              Return After Taxes on Distributions(4)      13.51%           -19.82%        6.42%             --
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              Return After Taxes on Distributions and
              Sale of Fund Shares                          8.78%           -15.31%        6.00%             --
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              Russell 2000(R) Growth Index(2)             14.31%            -3.57%        7.12%             --
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              Lipper Small-Cap Growth Funds Index(3)      10.79%            -1.51%       10.36%             --
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Class C(1):   Return Before Taxes                         17.55%           -19.36%          --            0.26%
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              Russell 2000(R) Growth Index(2)             14.31%            -3.57%          --            3.06%
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              Lipper Small-Cap Growth Funds Index(3)      10.79%            -1.51%          --            6.02%
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Class D(1):   Return Before Taxes                         19.73%           -18.57%          --            1.24%
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              Russell 2000(R) Growth Index(2)             14.31%            -3.57%          --            3.06%
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              Lipper Small-Cap Growth Funds Index(3)      10.79%            -1.51%          --            6.02%
---------------------------------------------------------------------------------------------------------------------


*    Only shown for share classes with less than a ten-year history.

(1)  Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on August 2, 1993.

(2)  The Russell 2000 (Registered Trademark) Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

                                                                               5

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FEES AND EXPENSES

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The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

[sidebar]
SHAREHOLDER FEES

These fees are paid directly from your investment.
[end sidebar]



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                                                       CLASS A     CLASS B     CLASS C     CLASS D
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Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                    5.25%(1)      None       None         None
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Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)                 None(2)     5.00%(3)   1.00%(4)      None
----------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES

[sidebar]
ANNUAL FUND OPERATING EXPENSES

These expenses are deducted from the Fund's assets.
[end sidebar]



-----------------------------------------------------------------------------------------
                                            CLASS A     CLASS B     CLASS C     CLASS D
-----------------------------------------------------------------------------------------

Advisory fee*                                0.92%       0.92%       0.92%       0.92%
-----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(5)     0.25%       1.00%       0.92%       None
-----------------------------------------------------------------------------------------
Other expenses*                              0.62%       0.62%       0.62%       0.62%
-----------------------------------------------------------------------------------------
Total annual Fund operating expenses         1.79%       2.54%       2.46%       1.54%
-----------------------------------------------------------------------------------------


*    Expense information in the table has been restated to reflect current fees
     (see "Fund Management").

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
     1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)  The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the
     CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

(5)  The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
     1.00% and 1.00% of the average daily net assets of Class A, Class B and
     Class C, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.



-----------------------------------------------------------------------------------------------------------
                         IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
              ---------------------------------------------- ----------------------------------------------
                1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------

   Class A       $697      $1,059       $1,444      $2,520      $697      $1,059      $1,444       $2,520
-----------------------------------------------------------------------------------------------------------
   Class B       $757      $1,091       $1,550      $2,875      $257        $791      $1,350       $2,875
-----------------------------------------------------------------------------------------------------------
   Class C       $349        $767       $1,311      $2,796      $249        $767      $1,311       $2,796
-----------------------------------------------------------------------------------------------------------
   Class D       $157        $486         $839      $1,834      $157        $486        $839       $1,834
-----------------------------------------------------------------------------------------------------------


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

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ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's principal investment strategies.

OTHER INVESTMENTS. The Fund may invest up to 35% of its assets in the equity securities of medium-sized or large companies.

OPTIONS AND FUTURES. The Fund may invest in put and call options and futures with respect to stock indexes. The Fund may use options and futures to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

                                                                               7

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this
Prospectus shows the Fund's portfolio turnover rates during recent fiscal years.
A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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ADDITIONAL RISK INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the principal risks of investing in the Fund.

OPTIONS AND FUTURES. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus could involve a significant risk.

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PORTFOLIO HOLDINGS

[GRAPHIC OMITTED]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

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FUND MANAGEMENT

[sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $105 billion in assets under management or administration as of May 31, 2005.
[end sidebar]

[GRAPHIC OMITTED]

The Fund has retained the Investment Adviser -- Morgan Stanley Investment
Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed within the Investment Adviser's U.S. Growth team. Current members of the team responsible for the day-to-day management of the Fund include Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment
Adviser and Sam G. Chainani, an Executive Director of the Investment Adviser.
Mr. Lynch has worked for the Investment Adviser since 1998 and began managing the Fund in October 2002. Mr. Cohen has worked for the Investment Adviser since
1993 and began managing the Fund in October 2002. Mr. Chainani has worked for the Investment Adviser since 1996 and began managing the Fund in June 2004. Mr.
Lynch is the lead portfolio manager of the Fund. Messrs. Cohen and Chainani are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management
Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the annual rate of 1.00% of the portion of the daily net assets of the Fund not exceeding
$1.5 billion; and 0.95% of the portion of the daily net assets exceeding $1.5 billion. For the fiscal year ended February 28, 2005, the Fund paid total compensation to the Investment Adviser amounting to 0.97% of the Fund's average daily net assets.

                                                                               9

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.92% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the portion of the daily net assets exceeding
$1 billion. The administrative services previously provided to the Fund by the
Investment Adviser are being provided by Morgan Stanley Services Company Inc.
("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08%
administration fee pursuant to a new administration agreement.

Effective June 1, 2005, the Board of Trustees approved an amendment to reduce the investment advisory fee to the annual rate of 0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.80% of the portion of the daily net assets exceeding $1.5 billion.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING FUND SHARES

[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. In these cases, the Fund's net asset value will reflect certain portfolio securities'
fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                                                                              11

--------------------------------------------------------------------------------
HOW TO BUY SHARES

[sidebar]
CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]

[GRAPHIC OMITTED]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

MINIMUM INVESTMENT AMOUNTS

[sidebar]
EasyInvest(R)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]



-------------------------------------------------------------------------------------------------------
                                                                                MINIMUM INVESTMENT
-------------------------------------------------------------------------------------------------------
INVESTMENT OPTIONS                                                            INITIAL        ADDITIONAL
-------------------------------------------------------------------------------------------------------

Regular Accounts                                                               $1,000            $100
-------------------------------------------------------------------------------------------------------
Individual Retirement Accounts                                                 $1,000            $100
-------------------------------------------------------------------------------------------------------
Coverdell Education Savings Account                                              $500            $100
-------------------------------------------------------------------------------------------------------
EasyInvest (Registered Trademark)
(Automatically from your checking or savings account or Money Market Fund)       $100*           $100*
-------------------------------------------------------------------------------------------------------


* Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.

To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o    Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
     (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o    Make out a check for the total amount payable to: Morgan Stanley Special
     Growth Fund.

o    Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
     City, NJ 07303.

--------------------------------------------------------------------------------
LIMITED PORTABILITY

[GRAPHIC OMITTED]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan Stanley Funds or exchange shares of the Fund(s) you own for shares of other Morgan Stanley

                                                                              13

Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer of financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares (i)
acquired by exchange or dividend reinvestment; (ii) purchased through the automatic investment plan; or (iii) purchased by wrap-fee accounts that have an automatic rebalancing feature. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan
Stanley Fund during its initial offering period, or when shares of a particular
Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free (800)
869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares --
and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per calendar year. Exchange privileges will be suspended if more than eight exchanges out of the Fund are made by a shareholder in a calendar year and further exchange requests will not be processed during that year. This limitation does not apply to the Investment Adviser's asset allocation program or employer-sponsored retirement plans. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

                                                                              15

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
Contact Your        To sell your shares, simply call your Morgan Stanley
Financial Advisor   Financial Advisor or other authorized financial
                    representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage
                    account.
--------------------------------------------------------------------------------
By Letter           You can also sell your shares by writing a "letter of
                    instruction" that includes:

                    o  your account number;

                    o  the name of the Fund;

                    o  the dollar amount or the number of shares you wish to
                       sell;

                    o  the Class of shares you wish to sell; and

                    o  the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust toll-free at (800)
                    869-NEWS for a determination as to whether a particular
                    institution is an eligible guarantor.) A notary public
                    cannot provide a signature guarantee. Additional
                    documentation may be required for shares held by a
                    corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
Systematic          If your investment in all of the Morgan Stanley Funds has a
Withdrawal Plan     total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.

                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this Prospectus.

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
Systematic          To sign up for the systematic withdrawal plan, contact your
Withdrawal Plan     Morgan Stanley Financial Advisor or call toll-free (800)
(continued)         869-NEWS. You may terminate or suspend your plan at any
                    time. Please remember that withdrawals from the plan are
                    sales of shares, not Fund "distributions," and ultimately
                    may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circustances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial
Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

                                                                              17

--------------------------------------------------------------------------------
DISTRIBUTIONS

[sidebar]
TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and
December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC OMITTED]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The

market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information -- Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares," and
"How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.
Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

                                                                              19

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses.
Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

--------------------------------------------------------------------------------
CLASS   SALES CHARGE                                    MAXIMUM ANNUAL 12B-1 FEE
--------------------------------------------------------------------------------
 A      Maximum 5.25% initial sales charge reduced for
        purchase of $25,000 or more; shares purchased
        without an initial sales charge are generally
        subject to a 1.00% CDSC during the first 18
        months*                                                   0.25%
--------------------------------------------------------------------------------
 B      Maximum 5.00% CDSC during the first year
        decreasing to 0% after six years                          1.00%
--------------------------------------------------------------------------------
 C      1.00% CDSC during the first year                          1.00%
--------------------------------------------------------------------------------
 D      None                                                      None
--------------------------------------------------------------------------------

*    Shares purchased without an initial sales charge prior to December 1, 2004 will be subject to a 1.00% CDSC if sold during the first year.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

[CLASS A SHARES]

Class A shares are sold at net asset value plus an initial sales charge of up to
5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1,
2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as

                                                                              21

with Class B shares. Class A shares are also subject to a 12b-1 fee of up to
0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by
Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

[sidebar]
FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.
[end sidebar]

--------------------------------------------------------------------------------
                                              FRONT-END SALES CHARGE
                                  ----------------------------------------------
                                      PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION      PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $25,000                         5.25%                  5.54%
--------------------------------------------------------------------------------
$25,000 but less than $50,000             4.75%                  4.99%
--------------------------------------------------------------------------------
$50,000 but less than $100,000            4.00%                  4.17%
--------------------------------------------------------------------------------
$100,000 but less than $250,000           3.00%                  3.09%
--------------------------------------------------------------------------------
$250,000 but less than $500,000           2.50%                  2.56%
--------------------------------------------------------------------------------
$500,000 but less than $1 million         2.00%                  2.04%
--------------------------------------------------------------------------------
$1 million and over                       0.00%                  0.00%
--------------------------------------------------------------------------------

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount)
for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

o    A single account (including an individual, trust or fiduciary account).

o    Family member accounts (limited to spouse and children under the age of
     21).

o    Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Employer sponsored and individual retirement accounts (including individual retirement accounts ("IRAs"), Keogh, 401(k), 403(b), 408(k) and 457(b)
     Plans).

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan
Stanley Multi-Class Funds for the related account or any other related account.
For the purpose of this combined purchase privilege, a "related account" is:

o    A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

o    Family member accounts (limited to spouse, and children under 21, but including trust accounts established solely for the benefit of a spouse, or child under 21).

o    An IRA and single participant retirement account (such as a Keogh).

o    An UGMA/UTMA account.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley
Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi
Class Funds) held in related accounts amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan
Stanley Financial Advisor or other authorized financial representative (or
Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley
Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of
Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a
Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period,

                                                                              23

you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a
CDSC upon sale) if your account qualifies under one of the following categories:

o    A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

o    Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o    Qualified state tuition plans described in Section 529 of the Internal
     Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o    Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan
     Stanley serves as recordkeeper under an alliance or similar agreement with
     Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible
     Plans").

o    A Morgan Stanley Eligible Plan whose Class B shares have converted to Class
     A shares, regardless of the plan's asset size or number of eligible employees.

o    Insurance company separate accounts that have been approved by the Fund's distributor.

o    Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o    Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

[CLASS B SHARES]

Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

[sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]

--------------------------------------------------------------------------------
YEAR SINCE PURCHASE PAYMENT MADE        CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
First                                                    5.0%
--------------------------------------------------------------------------------
Second                                                   4.0%
--------------------------------------------------------------------------------
Third                                                    3.0%
--------------------------------------------------------------------------------
Fourth                                                   2.0%
--------------------------------------------------------------------------------
Fifth                                                    2.0%
--------------------------------------------------------------------------------
Sixth                                                    1.0%
--------------------------------------------------------------------------------
Seventh and thereafter                                   None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B Share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more over a
90-day period. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o    Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
     registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust");
     or (iii) held in a qualified corporate or self-employed retirement plan,
     IRA or 403(b) Custodial Account; provided, in each case, that the sale is requested within one year after your death or initial determination of disability.

o    Sales in connection with the following retirement plan "distributions": (i)
     lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee"
     of a "top heavy" plan, following attainment of age 591/2); (ii)
     distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2;

                                                                              25

     or (iii) a tax-free return of an excess IRA contribution (a "distribution"
     does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares in connection with the systematic withdrawal plan of up to
     12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic
     Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
     semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o    Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class
B shares since the inception of the Fund (not including reinvestments of dividends or capital gain distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the
Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of
Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect, the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period.
The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

[CLASS C SHARES]

Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more over a 90 day period. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A Share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

[CLASS D SHARES]

Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for
Morgan Stanley Eligible Plans) and the following investor categories:

                                                                              27

o    Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o    Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o    Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o    Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o    Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o    Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o    Investors who were shareholders of the Dean Witter Retirement Series on
     September 11, 1998 for additional purchases for their former Dean Witter
     Retirement Series accounts.

o    The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

[NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS]

If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

[PLAN OF DISTRIBUTION (RULE 12B-1 FEES)]

The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the Class A, Class B and
Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A,
Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

[GRAPHIC OMITTED]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or other service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the
Fund's Statement of Additional Information.

                                                                              29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements are incorporated by reference in the Statement of Additional
Information from the Fund's annual report, which is available upon request.

CLASS A SHARES



------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED FEBRUARY 28,                     2005        2004*       2003        2002        2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period               $15.21       $9.64      $16.45      $24.42      $62.72
                                                   ------       -----      ------      ------      ------
Income (loss) from investment operations:
  Net investment loss[+/+]                          (0.23)      (0.21)      (0.20)      (0.30)      (0.40)
  Net realized and unrealized gain (loss)            2.72        5.78       (6.61)      (7.67)     (36.19)
                                                   ------       -----      ------      ------      ------
Total income (loss) from investment operations       2.49        5.57       (6.81)      (7.97)     (36.59)
                                                   ------       -----      ------      ------      ------
Less distributions from net realized gain              --          --          --          --       (1.71)
                                                   ------       -----      ------      ------      ------
Net asset value, end of period                     $17.70      $15.21       $9.64      $16.45      $24.42
------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       16.37%      57.78%     (41.40)%    (32.64)%    (59.57)%
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             1.79%       1.81%       1.76%       1.59%       1.33%
Net investment loss                                 (1.47)%     (1.66)%     (1.65)%     (1.40)%     (0.95)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $10,642     $11,026     $11,270     $14,064     $21,357
Portfolio turnover rate                                99%        177%        119%         25%         37%
------------------------------------------------------------------------------------------------------------


*     Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B SHARES



----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED FEBRUARY 28,                      2005         2004*        2003        2002        2001
----------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $14.46        $9.23       $15.88      $23.76      $61.57
                                                    ------        -----       ------      ------      ------
Income (loss) from investment operations:
  Net investment loss[+/+]                           (0.33)       (0.29)       (0.30)      (0.45)      (0.69)
  Net realized and unrealized gain (loss)             2.56         5.52        (6.35)      (7.43)     (35.41)
                                                    ------        -----       ------      ------      ------
Total income (loss) from investment operations        2.23         5.23        (6.65)      (7.88)     (36.10)
                                                    ------        -----       ------      ------      ------
Less distributions from net realized gain               --           --           --          --       (1.71)
                                                    ------        -----       ------      ------      ------
Net asset value, end of period                      $16.69        $14.46       $9.23      $15.88       $23.76
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        15.42%        56.66%     (41.88)%    (33.16)%     (59.89)%
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              2.54%         2.56%       2.55%       2.35%        2.03%
Net investment loss                                  (2.22)%       (2.41)%     (2.44)%     (2.16)%      (1.65)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $126,659      $144,850     $109,784   $260,504     $459,380
Portfolio turnover rate                                 99%          177%         119%        25%          37%
----------------------------------------------------------------------------------------------------------------


*      Year ended February 29.

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+      Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)    Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              31

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

CLASS C SHARES



--------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED FEBRUARY 28,                     2005        2004*        2003         2002         2001
--------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period               $14.43       $9.21       $15.85       $23.67       $61.40
                                                   ------       -----       ------       ------       ------
Income (loss) from investment operations:
  Net investment loss[+/+]                          (0.32)      (0.29)       (0.30)       (0.41)       (0.73)
  Net realized and unrealized gain (loss)            2.57        5.51        (6.34)       (7.41)      (35.29)
                                                   ------       -----       ------       ------       ------
Total income (loss) from investment operations       2.25        5.22        (6.64)       (7.82)      (36.02)
                                                   ------       -----       ------       ------       ------
Less distributions from net realized gain              --          --           --           --        (1.71)
                                                   ------       -----       ------       ------       ------
Net asset value, end of period                     $16.68      $14.43        $9.21       $15.85       $23.67
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       15.37%      56.79%      (41.78)%     (33.16)%     (59.93)%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             2.46%       2.56%       2.55%         2.20%        2.16%
Net investment loss                                 (2.14)%     (2.41)%     (2.44)%       (2.01)%      (1.78)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $7,399      $7,751      $5,398       $11,294      $19,639
Portfolio turnover rate                                99%        177%        119%           25%          37%
--------------------------------------------------------------------------------------------------------------


*      Year ended February 29.

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+      Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)    Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES



-------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED FEBRUARY 28,                       2005        2004*         2003          2002          2001
-------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $15.43      $9.75         $16.61        $24.60        $63.11
                                                     ------     ------         ------        ------        ------
Income (loss) from investment operations:
  Net investment loss[+/+]                            (0.20)     (0.18)         (0.18)        (0.25)        (0.32)
  Net realized and unrealized gain (loss)              2.76       5.86          (6.68)        (7.74)       (36.48)
                                                     ------     ------         ------        ------        ------
Total income (loss) from investment operations         2.56       5.68          (6.86)        (7.99)       (36.80)
                                                     ------     ------         ------        ------        ------
Less distributions from net realized gain                --         --             --            --         (1.71)
                                                     ------     ------         ------        ------        ------
Net asset value, end of period                       $17.99     $15.43          $9.75        $16.61        $24.60
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         16.59%     58.26%        (41.30)%      (32.48)%      (59.53)%
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.54%      1.56%         1.55%          1.35%         1.16%
Net investment loss                                   (1.22)%    (1.41)%        (1.44)%       (1.16)%       (0.78)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $48,418    $38,907        $29,634       $35,683       $41,207
Portfolio turnover rate                                  99%       177%           119%           25%           37%
------------------------------------------------------------------------------------------------------------------


*      Year ended February 29.

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+      Calculated based on the net asset value as of the last business day of the period.

(1)    Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              33

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                                                                              35

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MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------



EQUITY                                                                         FIXED INCOME
----------------------------------   ---------------------------------------   -------------------------------------

BLEND/CORE                           INDEX                                     TAXABLE SHORT TERM

Dividend Growth Securities           Equally-Weighted S&P 500 Fund             Limited Duration Fund*+
Total Return Trust                   KLD Social Index Fund                     Limited Duration U.S. Treasury Trust*
Fund of Funds - Domestic Portfolio   Nasdaq-100 Index Fund
                                     S&P 500 Index Fund                        -------------------------------------
----------------------------------   Total Market Index Fund                   TAXABLE INTERMEDIATE TERM
DOMESTIC HYBRID
                                     ---------------------------------------   Flexible Income Trust
Allocator Fund                       SPECIALTY                                 High Yield Securities
Balanced Growth Fund                                                           Income Trust
Balanced Income Fund                 Biotechnology Fund                        Mortgage Securities Trust
Income Builder Fund                  Convertible Securities Trust              U.S. Government Securities Trust
Strategist Fund                      Financial Services Trust
                                     Global Utilities Fund                     -------------------------------------
----------------------------------   Health Sciences Trust                     TAX-FREE
GLOBAL/INTERNATIONAL                 Information Fund
                                     Natural Resource Development Securities   California Tax-Free Income Fund
European Equity Fund                 Real Estate Fund                          Limited Term Municipal Trust*+
Global Advantage Fund                Utilities Fund                            New York Tax-Free Income Fund
Global Dividend Growth Securities                                              Tax-Exempt Securities Trust
International Fund                   ---------------------------------------
International SmallCap Fund          VALUE                                     MONEY MARKET*
International Value Equity Fund                                                -------------------------------------
Japan Fund                           Fundamental Value Fund                    TAXABLE
Pacific Growth Fund                  Mid-Cap Value Fund
                                     Small-Mid Special Value Fund              Liquid Asset Fund
----------------------------------   Special Value Fund                        U.S. Government Money Market
GROWTH                               Value Fund
                                                                               -------------------------------------
Aggressive Equity Fund                                                         TAX-FREE
American Opportunities Fund
Capital Opportunities Trust                                                    California Tax-Free Daily Income Trust
Developing Growth Securities Trust                                             New York Municipal Money Market Trust
Growth Fund                                                                    Tax-Free Daily Income Trust
Special Growth Fund


There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A
Multi-Class Fund is a mutual fund offering multiple classes of shares.

*    Single-Class Fund(s)

+    No-Load (Mutual) Fund

Additional information about the Fund's
investments is available in the Fund's Annual and
Semi-Annual Reports to Shareholders. In the Fund's          MORGAN STANLEY FUNDS
Annual Report, you will find a discussion of the
market conditions and investment strategies that
significantly affected the Fund's performance
MORGAN STANLEY FUNDS during its last fiscal year.

The Fund's Statement of Additional Information
also provides additional information about the
Fund. The Statement of Additional Information is
incorporated herein by reference (legally is part
of this Prospectus). For a free copy of any of
these documents, to request other information                     MORGAN STANLEY
about the Fund, or to make shareholder inquiries,            SPECIAL GROWTH FUND
please call toll-free (800) 869-NEWS. Free copies                 37892PRO 06/05
of these documents are also available from our
Internet site at: WWW.MORGANSTANLEY.COM/FUNDS.

You also may obtain information about the Fund by
calling your Morgan Stanley Financial Advisor or
by visiting our Internet site.

Information about the Fund (including the
Statement of Additional Information) can be viewed
and copied at the Securities and Exchange
Commission's (the "SEC") Public Reference Room in
Washington, DC. Information about the Reference
Room's operations may be obtained by calling the
SEC at (202) 942-8090. Reports and other
information about the Fund are available on the
EDGAR Database on the SEC's Internet site
(www.sec.gov), and copies of this information may
be obtained, after paying a duplicating fee, by
electronic request at the following E-mail
address: publicinfo@sec.gov, or by writing the
Public Reference Section of the SEC, Washington,   -----------------------------
DC 20549-0102.

TICKER SYMBOLS:
------------------     ------------------
CLASS A:     SMPAX     CLASS B:     SMPBX
------------------     ------------------                  [MORGAN STANLEY LOGO]
CLASS C:     SMPCX     CLASS D:     SMPDX
------------------     ------------------          -----------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6711)

Investments and services offered through Morgan
Stanley DW Inc., member SIPC. Morgan Stanley
Distributors Inc., member NASD.

CLF# 37892PRO-00

(Copyright) 2005 Morgan Stanley
                                                                      Prospectus
                                                                   June 30, 2005
[MORGAN STANLEY LOGO]